Exhibit 10.2

2009 NOTE ISSUANCE AGREEMENT

This 2009 Note Issuance Agreement (this “Agreement”) is dated as of August 10, 2009, and is made by and between Lime Energy Co., a Delaware corporation (the “Company”), and Richard P. Kiphart (“Kiphart,” also referred to as “Lender”).

R E C I T A L S

A.                                   Kiphart has agreed to provide the Company with a revolving line of credit in the maximum principal amount of Two Million Dollars ($2,000,000.00) (“Maximum Principal Amount”) to be evidenced by the 2009 Revolving Line of Credit Note dated the date hereof executed by the Company in favor of Kiphart (the “2009 Note”).

B.                                     The parties desire to set forth the terms and conditions with respect to the issuance of the 2009 Note.

NOW, THEREFORE, in consideration of the foregoing recitals and mutual agreements contained herein, the parties hereby agree as follows:

1.                                       The 2009 Note.  Contemporaneously with the execution and delivery to Kiphart of this Agreement and the 2009 Note by the Company, Kiphart shall execute and deliver this Agreement to the Company.

2.                                       Security Agreement.  On the date hereof, the Company and the Lender shall enter into that certain 2009 Security Agreement dated as of the date hereof (the “Security Agreement”) made by the Company in favor of the Lender to secure the obligations of the Company under the 2009 Note.

3.                                       Condition to Advances.  It shall be a condition to each advance under the 2009 Note that no Event of Default (as defined in the 2009 Note) shall have occurred and be continuing.  At the time of each request for an advance, the Company shall provide to the Lender a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, stating that no Event of Default has occurred and is continuing.

4.                                       Manner of Advances.  The Company may draw and the Lender will advance all or portions of the Maximum Principal Amount in accordance with the 2009 Note.

5.                                       Subordination by Lenders.  The Lender agrees to subordinate the 2009 Note and its security interest evidenced by the Security Agreement in the event the Company arranges to have a commercial lender provide financing to the Company for similar purposes, which subordination must be on terms and conditions acceptable to the Lender in his reasonable discretion.

6.                                       Information Regarding Use of Proceeds.  Promptly following request therefore by the Lender, the Company shall provide Lender with reasonable detail regarding the use of proceeds with respect to any advance made under the 2009 Note.

7.                                       Warrants.  On the date hereof, the Company shall issue to Lender the following:  (a) a four-year warrant (“Warrant”) to purchase Seventy-Five Thousand (75,000) shares of Company common stock, par value $0.0001 per share (“Common Stock”) at an exercise price per share of $6.40.  The Warrant shall be substantially in the form affixed hereto as Exhibit A, and (b) a warrant to purchase sixty one thousand five hundred thirty eight (61,538) shares of Common Stock at an exercise price of $6.40 per share, exercisable only if the outstanding principal balance and all accrued interest thereon shall not be paid in full by February 20, 2009 (“Contingent Warrant”).  The Contingent Warrant shall be substantially in the form affixed hereto as Exhibit B.

8.                                       Arbitration.  In the event of any and all disagreements and controversies arising from this Agreement, the 2009 Note, or the Security Agreement such disagreements and controversies shall be subject to binding arbitration as arbitrated in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association (“AAA”) in Chicago, Illinois before one neutral arbitrator.  Any party involved in such disagreement or controversy may apply to the arbitrator seeking injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved.  Without waiving any remedy under this Agreement, any involved party may also seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal (or pending the arbitral tribunal’s determination of the merits of the controversy).  In the event of any such disagreement or controversy, no party shall directly or indirectly reveal, report, publish or disclose any information relating to such disagreement or controversy to any person, firm or corporation not expressly authorized by the other party to receive such information or use such information or assist any other person in doing so, except to comply with actual legal obligations of such party, or unless such disclosure is directly related to an arbitration proceeding as provided herein, including, but not limited to, the prosecution or defense of any claim in such arbitration.  The costs and expenses of the arbitration (excluding attorneys’ fees) shall be paid by the non-prevailing party or as determined by the arbitrator.  Each party irrevocably consents to jurisdiction for arbitration in Chicago, Illinois, and irrevocably waives any objection to improper venue or inconvenient forum in Chicago, Illinois.

9.                                       Miscellaneous.

(a)                                  All of the RECITAL clauses at the beginning of this Agreement are hereby incorporated into and made part of this Agreement.

(b)                                 This Agreement shall be binding upon, and shall inure solely to the benefit of, each of the parties hereto, and each of their respective heirs, executors, administrators, successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  The Lender shall not assign its rights under this Agreement except in connection with an assignment under the 2009 Note permitted by the terms thereof.

(c)                                  This Agreement made not be amended unless the amendment is in writing and signed by both parties.

(d)                                 No waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and acknowledged by the party against whom enforcement is sought, and then any such waiver shall be effective only in the specific instance and for the specific purpose for which given.

(e)                                  The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(f)                                    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

(g)                                 Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

(h)                                 This Agreement may be executed in one or more counterparts, all of which shall be deemed but one and the same agreement and each of which shall be deemed an original.  Delivery by facsimile of an executed counterpart of this Agreement shall be effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

(i)                                     THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT.

(j)                                     SUBJECT TO SECTION 8, ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT, EXCEPT FOR SECTION 8, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.  EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this 2009 Note Issuance Agreement as of the day and year first above written.

THE COMPANY:

LIME ENERGY CO.,
a Delaware corporation

By:	/s/ Jeffrey R. Mistarz
Name:	Jeffrey R. Mistarz
Title:	Executive Vice President and Chief Financial Officer

LENDER:

/s/ Richard P. Kiphart
RICHARD P. KIPHART

EXHIBIT A

Form of Warrant to Purchase Common Stock

NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (A) SUBSEQUENTLY REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY A WRITTEN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE SHARES TO BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED ARE BEING OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

LIME ENERGY CO.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.:	Number of Shares: 75,000

Original Date of Issuance: August 10, 2009

LIME ENERGY CO., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, RICHARD P. KIPHART, the registered holder hereof or his permitted assigns registered on the books of the Company (the “Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after August 10, 2009 (the “Exercise Eligibility Date”), but before August 10, 2013, (the “Expiration Date”), Seventy-Five Thousand (75,000) fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at the exercise price per share equal to $6.50, subject to adjustment as hereinafter provided (the “Warrant Exercise Price”).

1.                                       Definitions.  In addition to the capitalized terms defined elsewhere herein, the following terms as used in this Warrant shall have the following meanings:

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of Chicago are authorized or required by law to remain closed.

“Fair Market Value” means, the fair market value of a share of Common Stock as of a particular date (the “Determination Date”) as follows:

(a)                                  If the Common Stock is traded on the NASDAQ Capital Market (“NASDAQ”) or another national exchange, then the closing sale price reported for the last Business Day immediately preceding the Determination Date.

(b)                                 If the Common Stock is not traded on NASDAQ or another national exchange but is traded on the OTC Bulletin Board, then the mean of the average of the closing bid and asked prices reported for the last Business Day immediately preceding the Determination Date.

(c)                                  Except as provided in clause (d) of this definition below, if the Common Stock is not then publicly traded, then as the Holder and the Company agree, or in the absence of agreement, as determined by arbitration in accordance with Section 20 hereof.

(d)                                 If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of this Warrant are outstanding at the Determination Date.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

“Securities Act” means the Securities Act of 1933, as amended.

2.                                       Exercise of Warrant.

(a)                                  Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder, in whole or in part, during normal business hours on any Business Day on or after the Exercise Eligibility Date and prior to 5:00 p.m. Chicago Time on the Expiration Date by:

(i)                                     delivery of a duly executed written notice, in the form of the subscription notice attached as Exhibit A hereto (the “Exercise Notice”), of such Holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased;

(ii)                                  payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”), either in cash or by certified check or wire transfer of immediately available funds; and

(iii)                               delivery to the Company of this Warrant (or an indemnity and evidence with respect to this Warrant in the case of its loss, theft, mutilation or destruction as provided in Section 13).

In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall, on or before the tenth (10th) Business Day following the date of its receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnity and evidence with respect to this Warrant in the case of its loss, theft, mutilation or destruction as provided in Section 13) (the “Exercise Delivery Documents”), deliver at the Company’s expense to the Holder, a certificate or certificates for the Warrant Shares so purchased, in such denominations as may be requested by Holder and registered in the name of Holder.  Upon the Company’s receipt of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of certificates evidencing such Warrant Shares.

(b)                                 Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than ten (10) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised, except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which this Warrant is exercised.

(c)                                  No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up to the nearest whole number.

(d)                                 If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

3.                                       Covenants.  The Company hereby represents, covenants and agrees as follows:

(a)                                  This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

(b)                                 All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable.

(c)                                  The Company has full power and authority to enter into this Warrant, and to issue and deliver this Warrant and the Warrant Shares, and to incur and perform fully the obligations provided herein, all of which have been duly authorized by all necessary corporate action.

(d)                                 This Warrant has been duly executed and delivered and is the valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and by general principles of equity.

(e)                                  Unless required by law, the Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

(f)                                    The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

4.                                       Taxes.  The Company shall pay any and all taxes, except income taxes, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

5.                                       Holder Not Deemed a Stockholder.  Except as otherwise specifically provided herein, this Warrant shall not entitle Holder to vote or receive dividends or any other rights of a stockholder of the Company, including, without limitation, any right to vote, give or withhold consent to any corporate action (whether a reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or receive subscription rights.

6.                                       Representations of Holder.  The Holder, by the acceptance hereof, represents and warrants that it:

(a)                                  is acquiring this Warrant and the Warrant Shares solely for its own account, for investment and not with a view towards the distribution or resale thereof in violation of the Securities Act or any applicable state securities laws;

(b)                                 has received such documents, materials and information as the Holder deems necessary or appropriate for evaluation of the acquisition of this Warrant and the right to acquire Warrant Shares hereunder;

(c)                                  is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in this Warrant and the Warrant Shares;

(d)                                 understands that no U.S. federal, state or regulatory agency has recommended, approved or endorsed, or passed upon the fairness or suitability of, an investment in this Warrant or the Warrant Shares or passed up on the accuracy or adequacy of the information provided to the Holder; and

(e)                                  recognizes that an investment in the Warrant Shares involves a high degree of financial risk, and that it can bear the economic risk of losing its entire investment in the Warrant Shares and has sought, or will seek, such accounting, legal and tax advice as it has considered, or will consider, necessary to make an informed investment decision with respect to its acquisition of this Warrant and of any Warrant Shares.

If the Holder cannot make any of the foregoing representations at the time of any exercise of this Warrant because it would be factually incorrect at that time, the Holder shall so notify the Company, and it shall be a condition to the Holder’s exercise of this Warrant at that time that the Company receive such other assurances as the Company then considers reasonably necessary to assure the Company that the issuance of the Warrant Shares upon such exercise of this Warrant at such time shall not violate the Securities Act or any state securities laws.

7.                                       Restriction on Transfer.

(a)                                  This Warrant and the rights granted to Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed transfer endorsement in the form of Exhibit B attached hereto; provided, however, that any transfer or assignment shall be subject to the approval of the Company, such approval not to be unreasonably withheld, and the conditions set forth in Section 7(b) below.

(b)                                 Holder represents and warrants that he understands that the Company is under no obligation to register this Warrant or any of the Warrant Shares, under the Securities Act and that this Warrant and Warrant Shares will be characterized as “restricted securities” under the Securities Act because they are being acquired from the Company in a transaction not involving a public offering.  The Holder also represents and warrants that he understands that neither the Warrant nor the Warrant Shares may be offered for sale, sold, assigned or transferred unless (i) at that time they have been registered pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or (ii) the Holder shall have delivered to the Company a written opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that the securities to be offered for sale, sold, assigned or transferred are being offered for sale, sold, assigned or transferred pursuant to an exemption from such registration.

(c)                                  Unless upon their issuance such Warrant Shares are then registered under the Securities Act pursuant to an effective registration statement, any certificates representing Warrant Shares issued in accordance with this Warrant shall bear a legend substantially in the following form:

THE SHARES OF COMMON STOCK OF LIME ENERGY CO. (THE “COMPANY”) REPRESENTED BY THIS CERTIFICATE (THE “SHARES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (A) SUBSEQUENTLY REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (B) THE

HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY A WRITTEN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE SHARES TO BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED ARE BEING OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

(d)                                 If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

8.                                       Adjustment of Warrant Exercise Price and Number of Warrant Shares upon Subdivision or Combination of Common Stock.

(a)                                  If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split or stock dividend of its Common Stock) its outstanding shares of Common Stock into a greater number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant will be proportionately increased.  If the Company at any time after the date of issuance of this Warrant combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant will be proportionately decreased.  Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)                                 Upon any adjustment of the Warrant Exercise Price or number of issuable Warrant Shares pursuant to this Section 8, the Company will give written notice thereof to the Holder, setting forth in reasonable detail the calculation of such adjustment.

9.                                       Reorganization, Reclassification.  Consolidation, Merger or Sale.

If at any time, as a result of:

(a)                                  a capital reorganization or reclassification (other than a subdivision or combination provided for in Section 8(a)), or

(b)                                 a merger or consolidation of the Company with another corporation (whether or not the Company is the surviving corporation) or sale of substantially all of the Company’s stock, the Common Stock issuable upon exercise of this Warrant shall be changed into or exchanged for the same or a different number of shares of any class or classes of capital stock of the Company or any other Person, or other securities convertible into such shares, then, as a part of such reorganization, reclassification, merger, consolidation or sale, appropriate adjustments shall be made in the terms of this Warrant (or of any securities into which this Warrant is exercised or for which this Warrant is exchanged), so that Holder shall thereafter be entitled to receive, upon exercise of this Warrant or of such substitute securities, the kind and amount of shares of stock, other securities, money and property which Holder would have received at the time of such capital reorganization, reclassification, merger, consolidation or sale, if Holder had exercised this Warrant immediately prior to such capital reorganization, reclassification, merger, consolidation or sale.  This Warrant, including, without limitation, the provisions of this Section 9 will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.  The provisions of this Section 9 shall similarly apply to (x) successive capital reorganizations, reclassifications, mergers, consolidations and sale and (y) the securities of any other Person that are at the time receivable upon the exercise of this Warrant.

10.                                 Voluntary Adjustment by the Company.  The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the company.

11.                                 Notice of Adjustment.  Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly notify the Holder, in accordance with Section 15 below, of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, seeing forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

12.                                 Notice of Corporate Action.  If at any time:

(a)                                  the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)                                 there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

(c)                                  there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up.

13.                                 Lost, Stolen, Mutilated or Destroyed Warrant.  If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of evidence reasonably satisfactory to the Company of the ownership of, and the loss, theft, mutilation or destruction of, this Warrant, and an indemnity reasonably satisfactory to the Company (or in the case of a mutilated Warrant, the Warrant), issue in lieu thereof a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

14.                                 Authorized Shares.

(a)                                  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the market upon which the Common Stock may be listed.

(b)                                 The Company shall not by any action, including, without limitation, amending its certificate of incorporation or though any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(c)                                  Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

15.                                 Notice.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been made upon receipt when delivered personally, via pre-paid overnight courier or by certified mail, postage pre-paid, return receipt requested.  The addresses for such communications shall be:

If to the Company:

Lime Energy Co.

1280 Landmeier Road

Elk Grove Village, Illinois 60007

Attention: Jeffrey R. Mistarz

Executive Vice President and

Chief Financial Officer

If to the Holder:

Richard P. Kiphart

c/o William Blair & Co. LLC

222 West Adams Street

Chicago, Illinois 60606

or such other address as the Company or Holder, as applicable, may specify in written notice given to the other party in accordance with this Section 15.

16.                                 Amendments.  This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party hereto against which enforcement of such change, waiver, discharge or termination is sought.

17.                                 Expiration.  This Warrant, in all events, shall be wholly void and of no effect after 5:00 p.m. Chicago Time on the Expiration Date.

18.                                 Successors and Assigns.  The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and permitted assigns.

19.                                 Descriptive Headings; Governing Law.  The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.  All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

20.                                 Arbitration.  In the event of any and all disagreements and controversies arising from this Warrant, such disagreements and controversies shall be subject to binding arbitration as arbitrated in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association in Chicago, Illinois before one neutral arbitrator.  Either party may apply to the arbitrator seeking injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved.  Without waiving any remedy under this Warrant, either party may also seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal (or pending the arbitral tribunal’s determination of the merits of the controversy).  In the event of any such disagreement or controversy, neither party shall directly or indirectly reveal, report, publish or disclose any information relating to such disagreement or controversy to any person, firm or corporation not expressly authorized by the other party to receive such information or use such information or assist any other person in doing so, except to comply with actual legal obligations of such party, or unless such disclosure is directly related to an arbitration proceeding as provided herein, including, but not limited to, the prosecution or defense of any claim in such arbitration.  The costs and expenses of the arbitration (excluding attorneys’ fees) shall be paid by the non-prevailing party or as determined by the arbitrator.

21.                                 Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

22.                                 Limitation of Liability.  No provision hereof, in the absence of affirmative action by Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

23.                                 Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer, as of the 10th day of August, 2009.

LIME ENERGY CO., a Delaware corporation

By:
Name: Jeffrey R. Mistarz
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT A TO WARRANT

SUBSCRIPTION FORM

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.         ), hereby irrevocably elects to purchase                shares of the Common Stock covered by such Warrant.

The undersigned herewith makes payment of the Aggregate Exercise Price for such shares at the price per share provided for in such Warrant.  Such payment takes the form of $                     in lawful money of the United States.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to                                                                                            , whose address is                                                                                             .

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

Date: , 20
Richard P. Kiphart

EXHIBIT B TO WARRANT

FORM OF TRANSFEROR ENDORSEMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Lime Energy Co. into which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Lime Energy Co. with full power of substitution in the premises.

Transferees	Address	Percentage Transferred	Number Transferred

Dated:
(Signature must conform to name of holder as specified n the face of the Warrant)

Signed in the presence of:

(Name)	(Address)

ACCEPTED AND AGREED: [TRANSFEREE]

(Name)	(Address)

(Address)

EXHIBIT B

Form of Contingent Warrant to Purchase Common Stock

NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (A) SUBSEQUENTLY REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY A WRITTEN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE SHARES TO BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED ARE BEING OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

LIME ENERGY CO.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.:	Number of Shares: 62,500

Original Date of Issuance: August 10, 2009

LIME ENERGY CO., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, RICHARD P. KIPHART, the registered holder hereof or his permitted assigns registered on the books of the Company (the “Holder”), is entitled, subject to the terms and conditions set forth below including Section 2 hereof, to purchase from the Company upon surrender of this Warrant, at any time or times on or after February 20, 2010 (the “Exercise Eligibility Date”), but before February 20, 2014 (the “Expiration Date”), Sixty Two Thousand, Five Hundred (62,500) fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at the exercise price per share equal to $6.40, subject to adjustment as hereinafter provided (the “Warrant Exercise Price”).

24.                                 Definitions.  In addition to the capitalized terms defined elsewhere herein, the following terms as used in this Warrant shall have the following meanings:

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of Chicago are authorized or required by law to remain closed.

“Fair Market Value” means, the fair market value of a share of Common Stock as of a particular date (the “Determination Date”) as follows:

(a)                                  If the Common Stock is traded on the NASDAQ Capital Market (“NASDAQ”) or another national exchange, then the closing sale price reported for the last Business Day immediately preceding the Determination Date.

(b)                                 If the Common Stock is not traded on NASDAQ or another national exchange but is traded on the OTC Bulletin Board, then the mean of the average of the closing bid and asked prices reported for the last Business Day immediately preceding the Determination Date.

(c)                                  Except as provided in clause (d) of this definition below, if the Common Stock is not then publicly traded, then as the Holder and the Company agree, or in the absence of agreement, as determined by arbitration in accordance with Section 20 hereof.

(d)                                 If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of this Warrant are outstanding at the Determination Date.

“Note” means the 2009 Revolving Line of Credit Note issued by the Company in favor of Richard P. Kiphart in the original principal amount of $2 million.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

“Securities Act” means the Securities Act of 1933, as amended.

25.                                 Exercise of Warrant.

(a)                                  If and only if the outstanding principal balance of the Note, together with accrued but unpaid interest thereon, shall not have been paid in full by February 20, 2010, then subject to the terms and conditions hereof, this Warrant may be exercised by the Holder, in whole or in part, during normal business hours on any Business Day on or after the Exercise Eligibility Date and prior to 5:00 p.m. Chicago Time on the Expiration Date by:

(i)                                     delivery of a duly executed written notice, in the form of the subscription notice attached as Exhibit A hereto (the “Exercise Notice”), of such Holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased;

(ii)                                  payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”), either in cash or by certified check or wire transfer of immediately available funds; and

(iii)                               delivery to the Company of this Warrant (or an indemnity and evidence with respect to this Warrant in the case of its loss, theft, mutilation or destruction as provided in Section 13).

In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall, on or before the tenth (10th) Business Day following the date of its receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnity and evidence with respect to this Warrant in the case of its loss, theft, mutilation or destruction as provided in Section 13) (the “Exercise Delivery Documents”), deliver at the Company’s expense to the Holder, a certificate or certificates for the Warrant Shares so purchased, in such denominations as may be requested by Holder and registered in the name of Holder.  Upon the Company’s receipt of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of certificates evidencing such Warrant Shares.

(b)                                 Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than ten (10) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised, except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which this Warrant is exercised.

(c)                                  No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up to the nearest whole number.

(d)                                 If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

26.                                 Covenants.  The Company hereby represents, covenants and agrees as follows:

(a)                                  This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

(b)                                 All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable.

(c)                                  The Company has full power and authority to enter into this Warrant, and to issue and deliver this Warrant and the Warrant Shares, and to incur and perform fully the obligations provided herein, all of which have been duly authorized by all necessary corporate action.

(d)                                 This Warrant has been duly executed and delivered and is the valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and by general principles of equity.

(e)                                  Unless required by law, the Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

(f)                                    The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

27.                                 Taxes.  The Company shall pay any and all taxes, except income taxes, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

28.                                 Holder Not Deemed a Stockholder.  Except as otherwise specifically provided herein, this Warrant shall not entitle Holder to vote or receive dividends or any other rights of a stockholder of the Company, including, without limitation, any right to vote, give or withhold consent to any corporate action (whether a reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or receive subscription rights.

29.                                 Representations of Holder.  The Holder, by the acceptance hereof, represents and warrants that it:

(a)                                  is acquiring this Warrant and the Warrant Shares solely for its own account, for investment and not with a view towards the distribution or resale thereof in violation of the Securities Act or any applicable state securities laws;

(b)                                 has received such documents, materials and information as the Holder deems necessary or appropriate for evaluation of the acquisition of this Warrant and the right to acquire Warrant Shares hereunder;

(c)                                  is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in this Warrant and the Warrant Shares;

(d)                                 understands that no U.S. federal, state or regulatory agency has recommended, approved or endorsed, or passed upon the fairness or suitability of, an investment in this Warrant or the Warrant Shares or passed up on the accuracy or adequacy of the information provided to the Holder; and

(e)                                  recognizes that an investment in the Warrant Shares involves a high degree of financial risk, and that it can bear the economic risk of losing its entire investment in the Warrant Shares and has sought, or will seek, such accounting, legal and tax advice as it has considered, or will consider, necessary to make an informed investment decision with respect to its acquisition of this Warrant and of any Warrant Shares.

If the Holder cannot make any of the foregoing representations at the time of any exercise of this Warrant because it would be factually incorrect at that time, the Holder shall so notify the Company, and it shall be a condition to the Holder’s exercise of this Warrant at that time that the Company receive such other assurances as the Company then considers reasonably necessary to assure the Company that the issuance of the Warrant Shares upon such exercise of this Warrant at such time shall not violate the Securities Act or any state securities laws.

30.                                 Restriction on Transfer.

(a)                                  This Warrant and the rights granted to Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed transfer endorsement in the form of Exhibit B attached hereto; provided, however, that any transfer or assignment shall be subject to the approval of the Company, such approval not to be unreasonably withheld, and the conditions set forth in Section 7(b) below.

(b)                                 Holder represents and warrants that he understands that the Company is under no obligation to register this Warrant or any of the Warrant Shares, under the Securities Act and that this Warrant and Warrant Shares will be characterized as “restricted securities” under the Securities Act because they are being acquired from the Company in a transaction not involving a public offering.  The Holder also represents and warrants that he understands that neither the Warrant nor the Warrant Shares may be offered for sale, sold, assigned or transferred unless (i) at that time they have been registered pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or (ii) the Holder shall have delivered to the Company a written opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that the securities to be offered for sale, sold, assigned or transferred are being offered for sale, sold, assigned or transferred pursuant to an exemption from such registration.

(c)                                  Unless upon their issuance such Warrant Shares are then registered under the Securities Act pursuant to an effective registration statement, any certificates representing Warrant Shares issued in accordance with this Warrant shall bear a legend substantially in the following form:

THE SHARES OF COMMON STOCK OF LIME ENERGY CO. (THE “COMPANY”) REPRESENTED BY THIS CERTIFICATE (THE “SHARES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED FOR SALE, SOLD,

TRANSFERRED OR ASSIGNED UNLESS (A) SUBSEQUENTLY REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY A WRITTEN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE SHARES TO BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED ARE BEING OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

(d)                                 If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

31.                                 Adjustment of Warrant Exercise Price and Number of Warrant Shares upon Subdivision or Combination of Common Stock.

(a)                                  If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split or stock dividend of its Common Stock) its outstanding shares of Common Stock into a greater number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant will be proportionately increased.  If the Company at any time after the date of issuance of this Warrant combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant will be proportionately decreased.  Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)                                 Upon any adjustment of the Warrant Exercise Price or number of issuable Warrant Shares pursuant to this Section 8, the Company will give written notice thereof to the Holder, setting forth in reasonable detail the calculation of such adjustment.

32.                                 Reorganization, Reclassification.  Consolidation, Merger or Sale.

If at any time, as a result of:

(a)                                  a capital reorganization or reclassification (other than a subdivision or combination provided for in Section 8(a)), or

(b)                                 a merger or consolidation of the Company with another corporation (whether or not the Company is the surviving corporation) or sale of substantially all of the Company’s stock, the Common Stock issuable upon exercise of this Warrant shall be changed into or exchanged for the same or a different number of shares of any class or classes of capital stock of the Company or any other Person, or other securities convertible into such shares, then, as a part of such reorganization, reclassification, merger, consolidation or sale, appropriate adjustments shall be made in the terms of this Warrant (or of any securities into which this Warrant is exercised or for which this Warrant is exchanged), so that Holder shall thereafter be entitled to receive, upon exercise of this Warrant or of such substitute securities, the kind and amount of shares of stock, other securities, money and property which Holder would have received at the time of such capital reorganization, reclassification, merger, consolidation or sale, if Holder had exercised this Warrant immediately prior to such capital reorganization, reclassification, merger, consolidation or sale.  This Warrant, including, without limitation, the provisions of this Section 9 will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.  The provisions of this Section 9 shall similarly apply to (x) successive capital reorganizations, reclassifications, mergers, consolidations and sale and (y) the securities of any other Person that are at the time receivable upon the exercise of this Warrant.

33.                                 Voluntary Adjustment by the Company.  The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the company.

34.                                 Notice of Adjustment.  Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly notify the Holder, in accordance with Section 15 below, of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, seeing forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

35.                                 Notice of Corporate Action.  If at any time:

(a)                                  the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)                                 there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

(c)                                  there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up.

36.                                 Lost, Stolen, Mutilated or Destroyed Warrant.  If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of evidence reasonably satisfactory to the Company of the ownership of, and the loss, theft, mutilation or destruction of, this Warrant, and an indemnity reasonably satisfactory to the Company (or in the case of a mutilated Warrant, the Warrant), issue in lieu thereof a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

37.                                 Authorized Shares.

(a)                                  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the market upon which the Common Stock may be listed.

(b)                                 The Company shall not by any action, including, without limitation, amending its certificate of incorporation or though any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(c)                                  Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

38.                                 Notice.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been made upon receipt when delivered personally, via pre-paid overnight courier or by certified mail, postage pre-paid, return receipt requested.  The addresses for such communications shall be:

If to the Company:

Lime Energy Co.

1280 Landmeier Road

Elk Grove Village, Illinois 60007

Attention: Jeffrey R. Mistarz

Executive Vice President and

Chief Financial Officer

If to the Holder:

Richard P. Kiphart

c/o William Blair & Co. LLC

222 West Adams Street

Chicago, Illinois 60606

or such other address as the Company or Holder, as applicable, may specify in written notice given to the other party in accordance with this Section 15.

39.                                 Amendments.  This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party hereto against which enforcement of such change, waiver, discharge or termination is sought.

40.                                 Expiration.  This Warrant, in all events, shall be wholly void and of no effect after 5:00 p.m. Chicago Time on the Expiration Date.

41.                                 Successors and Assigns.  The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and permitted assigns.

42.                                 Descriptive Headings; Governing Law.  The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.  All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

43.                                 Arbitration.  In the event of any and all disagreements and controversies arising from this Warrant, such disagreements and controversies shall be subject to binding arbitration as arbitrated in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association in Chicago, Illinois before one neutral arbitrator.  Either party may apply to the arbitrator seeking injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved.  Without waiving any remedy under this Warrant, either party may also seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal (or pending the arbitral tribunal’s determination of the merits of the controversy).  In the event of any such disagreement or controversy, neither party shall directly or indirectly reveal, report, publish or disclose any information relating to such disagreement or controversy to any person, firm or corporation not expressly authorized by the other party to receive such information or use such information or assist any other person in doing so, except to comply with actual legal obligations of such party, or unless such disclosure is directly related to an arbitration proceeding as provided herein, including, but not limited to, the prosecution or defense of any claim in such arbitration.  The costs and expenses of the arbitration (excluding attorneys’ fees) shall be paid by the non-prevailing party or as determined by the arbitrator.

44.                                 Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

45.                                 Limitation of Liability.  No provision hereof, in the absence of affirmative action by Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

46.                                 Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer, as of the 10th day of August, 2009.

LIME ENERGY CO., a Delaware corporation

By:
Name: Jeffrey R. Mistarz
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT A TO WARRANT

SUBSCRIPTION FORM

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.         ), hereby irrevocably elects to purchase                      shares of the Common Stock covered by such Warrant.

The undersigned herewith makes payment of the Aggregate Exercise Price for such shares at the price per share provided for in such Warrant.  Such payment takes the form of $                     in lawful money of the United States.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to                                                                                          , whose address is                                                                                                .

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

Date: , 20
Richard P. Kiphart

EXHIBIT B TO WARRANT

FORM OF TRANSFEROR ENDORSEMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Lime Energy Co. into which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Lime Energy Co. with full power of substitution in the premises.

Transferees	Address	Percentage Transferred	Number Transferred

Dated:
(Signature must conform to name of holder as specified n the face of the Warrant)

Signed in the presence of:

(Name)	(Address)

ACCEPTED AND AGREED: [TRANSFEREE]

(Name)	(Address)

(Address)